UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 8, 2008

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(Exact name of Registrant as specified in its charter)

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Commission File Number 1-6227

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21

Algona, IA 50511

(Address of Principal Executive Offices)

(515) 395-8888

Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 8, 2008, East Fork Biodiesel, LLC (the “Company”) entered into a Management Services Agreement (the “Management Agreement”) with Renewable Fuels Management, LLC (“Renewable Fuels”), based in Huxley, Iowa. The Company and Renewable Fuels have no previous material relationship.

Under the terms of the Management Agreement, Renewable Fuels’ employee, Chris Daniel, will, upon appointment of the Company’s Board of Directors, serve as the Company’s Chief Executive Officer and provide strategic business direction as well as implementation of the Company’s business plan and oversight of its business and facility operations, including personnel matters. Renewable Fuels will be responsible for all of Mr. Daniels’ compensation and benefits. He will report to the Company’s Chairman of the Board of Directors as well as to Renewable Fuels’ Chief Executive Officer. Other senior managers of Renewable Fuels will assist the Company by providing management consulting. The Management Agreement, which will be for an initial period of two years, contains customary confidentiality provisions.

The Company will pay Renewable Fuels a flat fee of $20,000.00 per month (prorated for the first month of the Management Agreement) to be paid regardless of the gallons of biodiesel produced for the first 12 months of the Management Agreement. (The Company is currently unable to operate its plant because it has been unable to obtain the necessary working capital financing required to purchase soybean oil. The Company continues to explore the availability of working capital.) The fee structure of the Management Agreement will be reviewed in 12 months to determine if adjustments are necessary. Subject to meeting certain performance measurements, the Company will offer, over the course of the Management Agreement, up to 2,500 of its membership units to Renewable Fuels through unit purchase options. The purchase price of units to be granted upon achievement of the performance measurements will be $600 per unit.

The foregoing description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
10.1	Management Services Agreement dated September 8, 2008 between East Fork Biodiesel, LLC and Renewable Fuels Management, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: September 12, 2008	By:
Kenneth M. Clark
President

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Management Services Agreement dated September 8, 2008 between East Fork Biodiesel, LLC and Renewable Fuels Management, LLC

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